Second Quarter 2018 Earnings Presentation May 8, 2018

Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

Consolidated Atkore Q2 2018 Financial Summary Q2 Q2 Y/Y Net Sales Growth Change Organic Growth +10.0% ($’s in millions) 2018 2017 Acquisitions +8.5% Net Sales $445.0 $372.8 19.4% FX +0.9% Net Income $42.6 $18.9 +125% Total +19.4% Adjusted EBITDA(1) $65.3 $56.1 16.4% Net Income Margin 9.6% 5.1% +450 bps Adjusted Net Income per Share Adjusted EBITDA Reporting Change 14.7% 15.1% (40 bps) Margin(2) Q2 2018 Q2 2017 Net Income per Adjusted Net Income per Share $0.63 $0.40 $0.79 $0.28 +182% Share (Diluted) Intangible Amortization per ($0.11) ($0.05) share (post tax) Adjusted Net Income (1) $0.63 $0.40 +57.5% Adjusted Net Income per Share per Share (Diluted) $0.52 $0.35 using Prior Method Adjusted Net Income per Share for all periods now excludes Intangible asset amortization (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 3

Consolidated Atkore Q2 2018 Highlights Strategy execution and pricing discipline Q2 Net Sales Bridge delivered double digit growth in Net $445M $32 $3 sales, Adjusted EBITDA, and EPS $13 $24 $373M Organic volume growth of ~4% Adjusted EBITDA margin up 50 basis points, 2017 Volume Price / Mix M&A FX 2018 excluding impact of the dollar for dollar pass- through of cost increases Q2 Adjusted EBITDA Bridge $2 $4 Pass through of inflation on track $7 $65M $4 $1 $56M Investments, Variable Price & Mix Comp, & offset by Other Adjusted EBITDA guidance increase supported Commodities, Inflation Freight & Other by Q2 results and full year market outlook COGS 2017 Volume Price vs. Cost M&A Productivity Other 2018 4

Electrical Raceway Q2 Highlights Q2 Q2 Raceway business model and go to Y/Y 2018 2017 Change market strategy continue to support ($’s in millions) volume and Adjusted EBITDA growth Net Sales $324.8 $271.0 19.8% expectations Adjusted EBITDA $56.4 $46.7 20.8% Volume growth on track with expectations Adjusted EBITDA 17.4% 17.2% +20 bps Margin Acquisition results outperformed pre- Q2 Net Sales Bridge acquisition models and synergy expectations $325M $32 $3 $23 $4 $271M Adjusted EBITDA margin growth in an Volume +4% YTD inflationary environment 2017 Volume Price / Mix M&A FX 2018 5

Mechanical Products & Solutions Q2 Highlights Q2 Q2 Y/Y A strengthening Industrial environment 2018 2017 Change ($’s in millions) and productivity savings drove Adjusted EBITDA improvement Net Sales $120.3 $102.2 17.7% Adjusted EBITDA $16.7 $15.5 +8.2% Broad based volume improvement Adjusted EBITDA 13.9% 15.1% (120 bps) Margin Productivity gains and volume drove the Adjusted EBITDA gains Q2 Net Sales Bridge $17 $1 $120M $102M Divested Flexhead business delivered Adjusted EBITDA of ~$2M in H1 2018 2017 Volume Price / Mix 2018 6

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(1) ($mm) 3/30/2018 Cash and cash equivalents $76.9 Total Debt $908.2 5.2x YTD CapEx $17.2 3.5x 3.4x YTD Net cash from operating $53.2 activities 2.3x 1.8x TTM Adjusted EBITDA(1) $245.4 Leverage Ratio(1) Total debt / TTM Adjusted EBITDA(1) FY 2014 FY 2015 FY 2016 FY 2017 Q2 2018 3.7x Net debt / TTM Adjusted EBITDA(1) 3.4x Divested Flexhead for $42 million or ~10 times Common Shares Outstanding as of 46,577,795 trailing Adjusted EBITDA March 30, 2018 (1) Leverage ratio for all periods and TTM Adjusted EBITDA is reconciled in the appendix. 7

2018 Financial Outlook Summary Q3 2018 FY 2018 Electrical Raceway Volume +Low to Mid-Single Digits Segment Adjusted EBITDA* $ 55- $60M $220 - $230M Volume +High-Single Digits Mechanical Products & Solutions Segment Adjusted EBITDA* $12 - $16M $55 - $60M Adjusted EBITDA* $65 - $70M $250 - $260M Adjusted EPS* $0.65 - $0.70*** $2.40 - $2.50*** Consolidated Atkore Capital Expenditures $8M $32M Interest Expense $12M $42M Tax Rate 26% 23% Diluted Shares** 49 55 Increasing mid-point and maintaining high-end of Adjusted EBITDA range after divestiture of Flexhead * Reconciliation of the forward-looking third-quarter and full-year 2018 outlook for Adjusted EBITDA and Adjusted Net Income Per Share (Adjusted EPS) is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents expected weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance 8 ***Includes favorable impact of adding back intangible amortization to Adjusted Net Income per share of $0.11 in Q2 and $0.42 in FY 2018.

Appendix

Segment Information Three months ended March 30, 2018 March 31, 2017 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 324,787 $ 56,404 17.4% $ 270,995 $ 46,687 17.2% Mechanical Products & Solutions 120,310 $ 16,722 13.9% 102,180 $ 15,457 15.1% Eliminations (97) (384) Consolidated operations $ 445,000 $ 372,791 Six months ended March 30, 2018 March 31, 2017 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 641,310 $ 112,564 17.6% $ 513,380 $ 88,804 17.3% Mechanical Products & Solutions 218,884 $ 27,531 12.6% 197,861 $ 31,238 15.8% Eliminations (636) (859) Consolidated operations $ 859,558 $ 710,382 10

Adjusted earnings per share reconciliation Consolidated Atkore International Group Inc. Three months ended Six months ended March 30, March 31, March 30, March 31, (in thousands, except per share data) 2018 2017 2018 2017 Net income $ 42,558 $ 18,935 $ 69,747 $ 36,317 Stock-based compensation 2,770 3,584 6,334 6,304 Intangible asset amortization 7,765 5,493 16,452 11,082 Gain on sale of a business (26,737) — (26,737) — Loss on extinguishment of debt — — — 9,805 Gain on sale of joint venture — (5,774) — (5,774) Certain legal matters 2,286 7,501 2,286 7,501 Other (a) 2,094 447 2,601 (10,483) Pre-tax adjustments to net income (11,822) 11,251 936 18,435 Tax effect 3,074 (3,424) (243) (5,995) Adjusted net income $ 33,810 $ 26,762 $ 70,440 $ 48,757 Weighted-Average Diluted Common Shares Outstanding 54,003 66,888 59,945 66,446 Net income per diluted share $ 0.79 $ 0.28 $ 1.16 $ 0.55 (b) Adjusted net income per diluted share $ 0.63 $ 0.40 $ 1.18 $ 0.73 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. (b) Beginning in March 2018, the Company excluded the impact of intangible asset amortization from the calculation of Adjusted net income. The following table presents a reconciliation of Adjusted net income per diluted share as reported to the prior method for the periods presented: Three months ended Six months ended March 30, 2018 March 31, 2017 March 30, 2018 March 31, 2017 As reported $ 0.63 $ 0.40 $ 1.18 $ 0.73 Intangible asset amortization (net of tax) 0.11 0.05 0.20 0.10 Prior method $ 0.52 $ 0.35 $ 0.98 $ 0.63 11

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. Three months ended Six months ended (in thousands) March 30, 2018 March 31, 2017 March 30, 2018 March 31, 2017 Net income $ 42,558 $ 18,935 $ 69,747 $ 36,317 Interest expense, net 9,286 5,231 15,880 15,061 Income tax expense 15,392 12,375 17,908 17,882 Depreciation and amortization 15,853 13,273 33,063 26,901 Loss on extinguishment of debt — — — 9,805 Restructuring and impairments 576 412 838 801 Stock-based compensation 2,770 3,584 6,334 6,304 Certain legal matters 2,286 7,501 2,286 7,501 Transaction costs 1,263 138 1,908 1,698 Gain on sale of a business (26,737) — (26,737) — Gain on sale of joint venture — (5,774) — (5,774) Other (a) 2,094 447 2,601 (10,483) Adjusted EBITDA $ 65,341 $ 56,122 $ 123,828 $ 106,013 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 12

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. TTM Three months ended December 29, September 30, (in thousands) March 30, 2018 March 30, 2018 2017 2017 June 30, 2017 Net income $ 118,069 $ 42,558 $ 27,189 $ 20,857 $ 27,465 Interest expense, net 27,417 9,286 6,594 5,726 5,811 Income tax expense 41,512 15,392 2,516 12,173 11,431 Depreciation and amortization 60,889 15,853 17,210 14,485 13,341 Restructuring and impairments 1,293 576 262 556 (101) Stock-based compensation 12,818 2,770 3,564 3,420 3,064 Certain legal matters 2,336 2,286 — 50 — Transaction costs 4,988 1,263 645 2,235 845 Gain on sale of a business (26,737) (26,737) — — — Other 2,838 2,094 507 60 177 Adjusted EBITDA $ 245,423 $ 65,341 $ 58,487 $ 59,562 $ 62,033 1 Acquisitions/Divestiture add-back 7,904 Pro Forma Adjusted EBTIDA $ 253,326 (1) Pro Forma adjustments add the Adjusted EBITDA for acquisitions completed in the last 12 months not reported in the Adjusted EBITDA 13 line due to acquisition date, and subtract Adjusted EBITDA reported in the last 12 months for divestitures.

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. March 30, September 30, September 30, September 25, September 26, ($ in thousands) 2018 2017 2016 2015 2014 Short-term debt and current maturities of long-term debt $ 7,653 $ 4,215 $ 1,267 $ 2,864 $ 42,887 Long-term debt 900,556 571,863 629,046 649,344 649,980 Total debt 908,209 576,078 630,313 652,208 692,867 Less cash and cash equivalents 76,892 45,718 200,279 80,598 33,360 Net debt $ 831,317 $ 530,360 $ 430,034 $ 571,610 $ 659,507 TTM Adjusted EBITDA $ 245,423 $ 227,608 $ 235,002 $ 163,949 $ 126,597 Total debt/TTM Adjusted EBITDA 3.7 x 2.5 x 2.7 x 4.0 x 5.5 x Net debt/TTM Adjusted EBITDA 3.4 x 2.3 x 1.8 x 3.5 x 5.2 x 14